EXHIBIT 99.1

CANCELLATION AND EXCHANGE AGREEMENT

            This Cancellation and Exchange Agreement (this “Agreement”) is entered into on January 3, 2017, between Exxon Mobil Corporation (“ExxonMobil” or “the Corporation”) and Rex W. Tillerson.

            WHEREAS, Mr. Tillerson, retired CEO and Chairman of ExxonMobil, has been named by the President-elect as his intended appointee to the position of U.S. Secretary of State, subject to confirmation by the U.S. Senate; and

            WHEREAS, under U.S. federal ethics laws and requirements, Mr. Tillerson must have no financial interests in ExxonMobil in order to serve effectively as U.S. Secretary of State; and

            WHEREAS, Mr. Tillerson currently holds incentive compensation awards granted to him for his prior service to ExxonMobil that would normally not be fully paid to him for up to 10 years after his retirement; and

WHEREAS, the long-term deferred payment aspect of the Corporation’s executive compensation program is an essential principle of that program and therefore must not be accelerated; and

            WHEREAS, it would not be reasonable or appropriate for Mr. Tillerson to forfeit a substantial portion of the compensation awarded to him for his prior service to ExxonMobil; and

            WHEREAS, the Corporation does not believe it would be in the best interests of the United States or the Corporation for executives contemplating U.S. Government service to bear the conflict of interest risk of continued financial interests in the Corporation, on the one hand, or for such executives to be deterred from serving the country by the prospect of forfeiting a substantial portion of the compensation awarded to them for their prior service, on the other;

            THEREFORE, subject to and contingent upon Mr. Tillerson’s confirmation as U.S. Secretary of State by the U.S. Senate, the parties agree as follows:

1.      Exchange of Incentive Compensation.  Prior to the time Mr. Tillerson takes office as U.S. Secretary of State:

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a.       Mr. Tillerson will surrender to the Corporation for cancellation all outstanding ExxonMobil incentive compensation previously awarded to him (to the extent not previously vested and paid by ExxonMobil), consisting of all outstanding ExxonMobil restricted stock awards, all outstanding restricted stock unit awards, and all outstanding Earnings Bonus Unit awards.

b.      In exchange for the surrender and cancellation of Mr. Tillerson’s outstanding restricted stock and restricted stock unit awards as described above, ExxonMobil will make a cash payment into an irrevocable trust substantially in the form of the Trust Agreement attached hereto as Exhibit A (the “Trust”).

c.       The cash payment contemplated by clause 1.b above shall equal the value of the shares of ExxonMobil common stock subject to the surrendered restricted stock and restricted stock unit awards at the time of the exchange, discounted by 1.6% to reflect the fact that Trust assets will be subject only to an objectively determinable risk of post-retirement forfeiture (under clause 2.g. below) compared to ExxonMobil incentive compensation and to reflect additional guidance on discounting provided by the Office of Government Ethics.  For this purpose, the value of a share of ExxonMobil common stock will be deemed to be the weighted average price of ExxonMobil stock as reported on the New York Stock Exchange consolidated tape for the 10 trading day period ending on the third trading day prior to funding of the Trust.

d.      Mr. Tillerson’s surrendered Earnings Bonus Units will be cancelled and no payment will be made with respect thereto.

2.      Trust Terms. The irrevocable Trust is designed to parallel as nearly as can be achieved within the context of federal ethics laws and requirements the terms that would otherwise apply to ExxonMobil incentive compensation awards post-retirement.  Pursuant to the terms of the Trust:

a.       Trust principal will only be distributable to Mr. Tillerson at times and amounts corresponding to the vesting and payment schedule that otherwise would have applied to the ExxonMobil restricted stock and restricted stock units Mr. Tillerson will surrender.

b.      Distributions from the Trust as described in clause 2.a. above will not be subject to acceleration except in case of Mr. Tillerson’s death, in which event the Trust will terminate and all assets will become distributable to his estate, or in case of forfeiture of Trust assets as provided in clause 2.g. below.

c.       For so long as U.S. federal laws and guidelines require, Trust assets will be invested only in U.S. Treasury securities and other assets permitted under such laws and guidelines and may not be invested in stock or any other financial instrument of ExxonMobil.

d.      Once established and funded, the Corporation will have no rights or interest in the Trust.

e.       Mr. Tillerson may not amend or accelerate the Trust distribution schedule described in clause 2.a. above.

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f.       Mr. Tillerson may not pledge or transfer Trust assets or his interest in the Trust.

g.      If, while any assets remain undistributed to Mr. Tillerson from the Trust, Mr. Tillerson becomes employed by or provides services to a company in the oil and/or gas or oil and/or gas services industries, Mr. Tillerson will forfeit the remaining undistributed assets in the Trust.  Such forfeited assets will be distributed to a charity of the trustee’s choosing dedicated to the alleviation of disease and poverty in the developing world.

3. Life Insurance. Prior to the time Mr. Tillerson takes office as U.S. Secretary of State, (i) Mr. Tillerson’s ongoing life insurance benefit pursuant to the ExxonMobil Executive Life Insurance and Death Benefit Plan (such benefit, the “Life Insurance Benefit”) will be cancelled and (ii) ExxonMobil will use its best commercially reasonable efforts to procure from a third-party and, assuming such policy can be obtained, will pre-pay, a life insurance policy for Mr. Tillerson providing coverage as comparable as practicable to his terminated Life Insurance Benefit.

4.  Retirement Plans.  Mr. Tillerson’s vested and unpaid benefits pursuant to the ExxonMobil Savings Plan, the ExxonMobil Supplemental Savings Plan, the ExxonMobil Pension Plan, the ExxonMobil Supplemental Pension Plan, and the ExxonMobil Additional Payments Plan shall be paid pursuant to the terms and conditions of the applicable plan.

5.  Cancellation of Other Retiree Benefits.  Prior to the time Mr. Tillerson takes office as U.S. Secretary of State, all other benefits provided or reimbursed by the Corporation to which Mr. Tillerson or his spouse would normally be entitled as a retiree (including, without limitation, retiree medical coverage, retiree dental coverage, financial planning and tax preparation services, administrative services for retired directors, and retiree product discounts) will terminate.

6.  Governing Law.  This Agreement will be governed by and enforced in accordance with the laws of the State of Texas without regard to choice of law provisions.

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IN WITNESS WHEREOF, the parties have executed this Cancellation and Exchange Agreement as of the date first set forth above

EXXON MOBIL CORPORATION
/s/ DARREN W. WOODS
Darren W. Woods
Chairman and Chief Executive Officer

/s/ REX W. TILLERSON
Rex W. Tillerson

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Exhibit A

AGREEMENT dated as of                                          , 2017, between EXXON MOBIL CORPORATION, as grantor (the “grantor”), and THE NORTHERN TRUST COMPANY, as trustee.

The grantor has delivered the property described on Schedule A annexed hereto to the trustee, and the trustee, for itself and its successors, acknowledges receipt of such property and agrees to hold, invest, reinvest and otherwise deal with that property, and with such other property as may be given, bequeathed, devised or otherwise transferred to the trustee, for the purposes hereof, in trust as hereinafter provided.

This agreement may be referred to as “THE ETHICS-COMPLIANCE TRUST AGREEMENT FOR THE BENEFIT OF REX W. TILLERSON” and the trust established under Article I hereof may be referred to as “THE ETHICS-COMPLIANCE TRUST FOR THE BENEFIT OF REX W. TILLERSON”.

ARTICLE I

Establishment of One Trust with Eleven Shares

(A)  The trustee shall hold the trust estate hereunder as the principal of a single trust, herein called the “Master Trust”, for the primary benefit of REX W. TILLERSON (the “Beneficiary”).  Notwithstanding the foregoing, the trustee shall divide and set apart the initial principal of the Master Trust into eleven (11) separate shares (each, a “Share”), and shall manage and account for each such Share separately.  The initial principal of each Share shall be the property set forth on Schedule B annexed hereto with respect to such Share.

(B)    The trustee shall invest and reinvest the principal of each Share.  Upon the “Distribution Date” set forth in Schedule B annexed hereto with respect to each Share, the trustee shall distribute the entire principal of such Share, together with any net income then on hand or accrued or thereafter received, to the Beneficiary, if the Beneficiary is then living.

(C)  The trustee shall distribute the net trust accounting income of each Share, determined under applicable state law, to the Beneficiary in convenient installments not less often than annually.

(D)  If the Beneficiary shall die before the entire principal and accrued and undistributed income of every Share shall be distributed in accordance with Subdivision (B) of this Article, then immediately upon the death of the Beneficiary, the trustee shall distribute the then principal, together with any net income then on hand or accrued or thereafter received, of each Share in existence on the Beneficiary’s date of death as the Beneficiary shall, (i) by the will of the Beneficiary duly admitted to probate or (ii) by written instrument signed and acknowledged by the Beneficiary and delivered to the trustee during his life, direct and appoint, without regard to the Distribution Date for any such Share.  No will of the Beneficiary shall be effective to exercise such power unless it shall specifically refer to such power and express the intent to exercise such power.  Any other written instrument purporting to exercise such power may be revoked by the Beneficiary during his life, and any conflict between two or more such instruments shall be resolved in favor of the instrument bearing the most recent date.  To the extent, if any, that the principal of any one or more Shares shall not be effectively appointed by the Beneficiary, the trustee shall distribute such principal, together with the net income then on hand or accrued or thereafter received, of such Share to the Beneficiary’s estate.  The trustee may rely upon any instrument admitted to probate in any jurisdiction as the will of the Beneficiary, and may assume that the power was not effectively exercised if, within three months after the death of the Beneficiary the trustee has no actual notice of a will exercising the power.  The trustee shall not be liable for any payment made in good faith before the trustee receives actual notice of the admission of the Beneficiary’s will to probate.

(E)  The trustee shall terminate and forthwith distribute any trust or Share created hereby, or by exercise of a power of appointment hereunder, which is still held at the end of the period allowed by the applicable Rule Against Perpetuities, if any.  Distribution under this Section shall be made to the persons then entitled to receive or eligible to have the benefit of the income from the trust or Share in the proportions to which they are entitled thereto, or if their interests are indefinite, to those persons, per stirpes, if they have a common ancestor, or if not, in equal shares.

(F)  Any other provision hereof to the contrary notwithstanding, the trustee shall (1) withhold such amount from any distribution of income or principal authorized or required to be distributed to the Beneficiary pursuant to the foregoing Subdivisions of this Article or (2) deduct and pay from trust assets such amount as may be required under applicable Federal, state or local law or regulation for income, Federal Insurance Contributions Act, Federal Unemployment Tax Act or other similar tax purposes.  The trustee shall comply with all tax reporting obligations with respect to any amounts so withheld or deducted and paid pursuant to the provisions of this Subdivision.  In withholding and/or deducting and paying any amount as aforesaid, the trustee shall be entitled to rely conclusively, without investigation, upon any written certificate delivered to the trustee by the Senior Tax Counsel of the grantor (or other officer designated by the grantor for this purpose) as to the time, amount and manner of any such withholding and/or deduction and payment, and the trustee shall provide any information necessary and appropriate in connection with the preparation of such certificate.  Notwithstanding the foregoing, the trustee shall not be responsible for paying from trust assets the employer portion of the Federal Insurance Contributions Act tax with respect to any distribution of income or principal hereunder.

(G)  Each payment or distribution from the Master Trust hereunder or any Share thereof to or on behalf of the Beneficiary, to his estate or to any appointee under the Beneficiary’s power of appointment (each, a “Payment” or collectively, the “Payments”) shall be subject to the condition precedent described in Subdivision (H) of this Article.  As of the first date (if any) that such condition precedent shall not be satisfied, all Payments on or after such date shall be immediately and irrevocably forfeited, whereupon the entire Master Trust and each Share then in existence shall terminate and all remaining undistributed assets of the Master Trust and each such Share, including any net income then on hand or accrued or thereafter received, shall thereupon be distributed to such one or more charitable organizations whose primary purposes shall include the remediation of poverty or disease in the developing world, and in such equal or unequal shares, as the trustee shall determine in the sole and absolute discretion of the trustee.  Neither the grantor nor the Beneficiary shall have any input into the selection of any such charitable organizations.

(H)  The condition precedent described in this Subdivision is that, during the continuance of the Master Trust (including each Share thereof), the Beneficiary shall not engage in competitive employment in the oil and/or gas industry.  For this purpose, “employment in the oil and/or gas industry” means providing services (whether as an employee, contractor, consultant, director or in any other similar capacity) to an entity that is (a) a member of (or would meet the criteria for being a member of) the American Petroleum Institute, the Independent Petroleum Association of America, the International Association of Oil and Gas Producers, the Association of Energy Service Companies or the Petroleum Equipment and Services Association, (b) a national oil and/or gas company owned by a non-U.S. sovereign, (c) the oil and/or gas portfolio investment business of any private investment fund or entity, (d) engaged in the energy commodity trading business, (e) engaged in the business of the midstream transport of oil and/or gas (if not already covered in (a) above) or (f) any affiliate of an entity described in (a), (b), (c), (d) or (e).  The determination of whether the Beneficiary has engaged in competitive employment in the oil and/or gas industry shall be made by the trustee in the sole and absolute discretion of the trustee.  The trustee shall establish reasonable procedures effective to ensure that the condition precedent described in this Subdivision has been satisfied before distributing any Payment.  In determining whether or not the Beneficiary has engaged in competitive employment in the oil and/or gas industry, the trustee shall be entitled (but not required) to rely conclusively, without investigation, on an annual certification as to the Beneficiary’s employment status made by written instrument signed and acknowledged by the Beneficiary and delivered to the trustee.  The Beneficiary shall have an affirmative duty to provide such written certificate to the trustee prior to the distribution of any Payment.  Any determination by the trustee that the Beneficiary shall have engaged in competitive employment in the oil and/or gas industry, and any determination as to the identity of any charitable organizations that may become entitled to receive any distribution of principal (and the respective share of each such charitable organization), pursuant to the provisions of Subdivisions (G) and (H) of this Article shall be conclusive and binding on the Beneficiary and any other person who may at any time have or claim any beneficial interest hereunder, and shall not be subject to challenge by the Beneficiary or any other such person for any reason other than the willful misconduct of the trustee.

ARTICLE II

Purpose of Trust

(A)  A primary purpose of this agreement is to provide a financial benefit to the Beneficiary that approximates the Beneficiary’s economic interests under certain employee benefit plans and programs (consistent, to the extent permissible, with the purposes of such plans and programs) previously provided by the grantor to the Beneficiary while he was in the employ of the grantor, without causing the Beneficiary to be disqualified under 18 U.S. Code § 208 or Section 2635, Parts D and E, of Title 5 of the Code of Federal Regulations from participating in certain matters as an officer or employee of the United States.  The investments hereunder shall avoid any actual or apparent conflicts of interest for the Beneficiary.  The trustee is hereby authorized and directed to take all actions and decisions with respect to any property held hereunder in light of such primary purpose, and such primary purpose shall take priority over any and all other purposes of any trust hereunder, including without limitation the maximization of the economic benefit to the Beneficiary.  All provisions hereof shall be construed to be consistent with this primary purpose.

(B)  Any provision hereof to the contrary notwithstanding, at no time during the continuance of any trust established hereunder shall (i) Exxon Mobil Corporation, a corporation organized under the laws of the State of New Jersey, or any corporation, limited liability company, partnership or other entity that shall at any time or from time to time have succeeded to all or substantially all of its business (“Exxon”) or (ii) any affiliate of Exxon have any beneficial or equitable interest in the assets of the trust or any Share hereunder.

ARTICLE III

Miscellaneous Powers of the Trustee

(A)  If and so long as the Beneficiary shall be an officer or employee of the United States, the trustee shall not purchase or hold on behalf of any trust hereunder (i) any security issued by Exxon, or by any affiliate of Exxon, or any derivative instrument relating to any of the foregoing or any interest in Exxon, whether as stock, bonds, debentures or other debt instruments of any class, including any investment in any entity as a co-owner, co-investor, or joint venture with Exxon or any of its subsidiaries or affiliates, (but excluding any indirect ownership interest in any such security held through a “diversified investment fund” within the meaning of Section 2634.1003 of Title 5 of the Code of Federal Regulations), (ii) any direct or indirect  investment in any form  in any oil  or gas interests or other entities formed for the purpose of investing in oil and/or gas properties, mineral interests or rights, or otherwise in the industry generally (other than any indirect ownership interest in any such investment held through a “diversified investment fund” that is not specifically focused on making investments in such industry) or (iii) any property hereunder that shall not be considered “permitted property” (as such term is defined in Section 2634.1003 of Title 5 of the Code of Federal Regulations), or any other property that shall not comply with any similar or successor law or rule then applicable that governs conflicts of interests for officers of the United States.  The foregoing provisions of the Subdivision shall not apply to any interest held by the trustee indirectly through a publicly-traded mutual fund, investment company or exchange traded fund, or a publicly-traded partnership, provided that company or fund was not formed for the purpose of investing in Exxon, or the oil and/or gas industry, and such company or fund otherwise is permitted property as described in the foregoing provisions of this Subdivision.

(B)  The provisions of the foregoing Subdivision of this Article shall supersede any duty that the trustee would otherwise have with respect to investments under any applicable jurisdiction’s “prudent person” or “prudent investor” rule, any rule or law limiting, prescribing, or voiding or making voidable any trust investment, or any other rule or law which restricts a fiduciary’s capacity to invest.  These provisions shall constitute a restriction or alteration of the prudent investor rule as prescribed by section 117.003(b) of Title 9 of the Texas Trust Code.

(C)  Any provision hereof to the contrary notwithstanding, the trustee shall not make any decision or take any action with respect to any trust hereunder at the direction of any officer, director or manager of Exxon, or any officer, director or manager of any affiliate of Exxon.

(D)  Subject to the provisions of Article II hereof and the foregoing Subdivisions of this Article, in addition to, and without in any way limiting, any powers or authority that the trustee would have in the absence of this Article, and except as otherwise provided herein, the trustee hereunder shall hereby be authorized, from time to time and in the absolute discretion of the trustee:

                                                    (1) without regard for any law prescribing or limiting the investment powers of fiduciaries, to retain any property of any kind and to invest in any property of any kind (including securities issued by any corporation, or by any affiliate of any corporation, serving in a fiduciary capacity hereunder);

                                                    (2) to sell at public or private sale, and for cash or on credit, with or without security, or to exchange, or to grant options upon, any property on any terms;

                                                    (3) to lease any property for any term, without regard for any limitation imposed by law or for the probable duration of the administration of any trust hereunder;

                                                    (4) to partition or improve any property, to demolish, remodel or erect buildings or other structures on any property and to foreclose, extend, assign, release partially or discharge any lien on any property;

                                                    (5) to lend money to any beneficiary hereunder either with or without security and on such other terms as the trustee shall deem appropriate, provided that no such loan may be made to the Beneficiary during any time that he is an officer or an employee of the United States;

                                                    (6) to borrow money from anyone (including any individual or corporation serving in a fiduciary capacity hereunder) and to secure repayment thereof by mortgage or pledge of any property;

                                                    (7) to settle or compromise any claim in favor of or against any trust hereunder;

                                                    (8) to vote in person or by proxy, or to refrain from voting, in respect of any securities, and to enter into any voting trust or similar agreement;

                                                    (9) with respect to any securities, to consent or object to any action or nonaction of any corporation, or of the directors, officers or stockholders of any corporation; and to deposit any securities under any reorganization or other agreement or with any committee, depositary, agent or trustee, and to pay fees, assessments and expenses relative thereto;

                                                (10) to exercise or sell any rights of subscription or other rights received in respect of any securities;

                                                (11) to register securities in the name of any nominee, with or without indication of the capacity in which the securities shall be held, or to hold securities in bearer form;

                                                (12) to employ legal counsel, accountants, investment advisers, brokers and other agents or employees, and to pay to them reasonable compensation;

                                                (13) to delegate to any investment adviser full or partial discretionary authority with respect to the purchase, retention and sale of securities under investment management;

                                                (14) to pay any tax properly payable; to collect any tax refund; to file any tax returns that may be required and, as the trustee shall deem appropriate, to claim any deduction and to exercise any right of election that may be available in connection with any such return, and, in connection with the payment of any such taxes, to make such adjustment, if any, as between income account and principal account as the trustee shall deem equitable;

                                                (15) to allocate to income account or to principal account, or in part to each, any money, stock distributions or other property received, and to charge to either of such accounts, or in part to each, any expenses (including taxes, and interest and penalties relative thereto, and, except as otherwise provided herein, trustee’s commissions) paid or loss incurred, as the trustee shall deem equitable, having due regard for the interests of the income beneficiaries and the remaindermen, and, in particular, to determine whether and, if so, to what extent (a) premiums on securities acquired at a premium shall be amortized, (b) account shall be taken of discounts in the case of securities acquired at a discount, (c) receipts from wasting investments shall be allocated to principal account or (d) rentals from improved real property shall be withheld as a reserve for depreciation in respect of such property;

                                                (16) to make any particular payment, division or distribution of income or principal in kind or in money or partly in each and without regard for the effect that the basis attributable to such property may have on the potential liability of the recipient or recipients for capital gains or other taxes, or for the manner in which any other payment, division or distribution may have been made, and, in the case of any division into shares, to make up the several shares of similar or of different property;

                                                (17) to allocate the expenses of the administration of each trust hereunder and of each Share thereof, including without limitation, trustee fees and expenses, other tax payments, costs, commissions, investment costs, accounting and tax preparation  fees and other expenses properly chargeable against principal and income under applicable law among the several shares on a pro rata  or other equitable basis as determined by the trustee;

                                                (18) to pay any amount, whether of income or of principal that under any provisions hereof could be paid or distributed to any person under the age of twenty‑one (21) years (a) to such person notwithstanding such person’s age or (b) to any individual or corporation acting in any jurisdiction as the guardian of the person or property of such person or as custodian for such person under the Uniform Transfers to Minors Act or any similar statute in force in any jurisdiction, until the age of twenty‑one (21) years if permitted by law (and the trustee shall hereby be authorized to designate any individual or corporation, including any individual or corporation serving in any fiduciary capacity hereunder, as such custodian for the purpose of receiving such payment or distribution), in any case without requiring the recipient to qualify in any jurisdiction as donee of a power in trust or in any other capacity or to post any bond or other security;

                                                (19) to change the situs of any trust held hereunder to any other state or location within the United States; and, in connection with any such change and without any need to obtain the approval of any court, to elect that such trust shall be subject to the jurisdiction of, and to move the assets of such trust to the place of the new situs; and, if such election shall be made, such trust shall be administered, in accordance with the laws of such jurisdiction;

                                                (20) to receive and accept as an addition to the principal of any trust hereunder any property that the trustee shall deem acceptable and that shall be given, bequeathed, devised or otherwise transferred to the trustee for the purposes of such trust;

                                                (21) notwithstanding any provision hereof requiring the holding of two (2) or more separate trusts, other than the requirement of  Subdivision (A) of Article I that each Share be held separately, to hold, manage and invest any two (2) or more of such trusts as a consolidated trust in which each separate trust shall have an appropriate undivided interest or, if any two (2) or more of such trusts shall be held on the same terms, to combine such trusts into a single trust; provided, however, that before combining any such trusts, the trustee shall consider the generation‑skipping transfer consequences of such combination and shall determine that they shall not be likely to be adverse;

                                                (22) notwithstanding any provision hereof establishing a single trust, to divide and set apart the principal of such trust into two (2) or more separate trusts for any reason, all such separate trusts to be governed by the provisions hereof applicable to the divided trust;

                                                (23) to apply for the benefit of any person any amount, whether of income or of principal, that under any provision hereof could be paid directly to such person;

                                                (24) to exercise the powers granted herein after the principal of any trust hereunder shall have become distributable and until the entire income therefrom and principal thereof shall have been distributed; and

                                                (25) generally to exercise in respect of any property any power that an absolute owner of such property would have.

(E)  Subject to the provisions of Subdivision (A) of this Article, the trustee is authorized to invest in, retain or otherwise deal in any securities or other property, real or personal (within or without the United States), including without limitation: any security as defined by the Securities Act of 1933, any contract of sale of a commodity for future delivery within the meaning of the Commodity Exchange Act, shares or interests in any private investment fund, private equity or venture capital fund, hedge fund, common trust fund, joint venture, general or limited partnership, limited liability company, statutory or common law trust, real estate investment trust or an open-end (including any mutual fund) or closed-end management type investment company or unit investment trust, whether registered under the Investment

Company Act of 1940 or unregistered, any money market instrument, bank deposit account (including but not limited to savings, time, certificate of deposit and transaction accounts), precious metal, foreign exchange, structured product, insurance contract, options, options on futures and variable forward contracts, swaps, caps, collars and other derivative instruments of a financial nature, notwithstanding the fact that the trustee, investment manager or custodian, its respective parent or any affiliate, provides services (whether as manager, issuer, underwriter, distributor, custodian, advisor, agent or otherwise) with respect to any such investment and further notwithstanding that the trustee, investment manager, custodian or its respective parent or any affiliate may receive compensation with respect to any such investment (in addition to trustee’s compensation), so long as the total compensation received is reasonable, and the trustee shall not have any duty to make any disclosure regarding such compensation to the fullest extent permitted by law.  To the extent permitted by local law, this provision is intended to be a specific override of any contrary provision of law prohibiting such additional fees or otherwise requiring either a reduction in the trustee’s compensation or investment advisory or other fees or commissions or an election between such compensation and such additional fees or commissions.  Any diversification requirement imposed upon trust investments under applicable law that would otherwise apply is expressly negated and shall not apply to any trust hereunder except any requirements imposed for permitted investments under Section 2634.1003 of Title 5 of the Code of Federal Regulations.

(F)  Conflicts of interest as to the trustee may arise by virtue of the powers granted to the trustee in this agreement.  The trustee is therefore expressly exempted from the adverse operation of any rule of law that might otherwise apply to the trustee in the performance of its fiduciary duties by reason of conflict of interest.  Notwithstanding any duty otherwise existing hereunder or at law or in equity, the trustee shall have no greater burden to justify its acts as a fiduciary by reason of conflict of interest than it would have in the absence of any conflict.

(G)  The trustee is authorized without notice to or consent by any beneficiary or court and without any disclosure otherwise required pursuant to applicable law, to engage any corporation, partnership,

limited liability company or other entity that is a subsidiary or affiliate of a corporate trustee serving hereunder and/or any individual who is a partner, director, member, manager, officer or employee of any such subsidiary or affiliate (individually and collectively, an “Affiliate”), to act as agent of or render services to the trust, to delegate discretionary authority to any Affiliate and to pay customary fees and compensation to such Affiliate without reduction of any compensation paid to the trustee.  The trustee, and any Affiliate appointed by the trustee, is hereby authorized:

(1) to appoint one or more Affiliates to manage in its or their sole discretion the investment of all or any portion of the trust’s assets or to provide non-discretionary investment advice;

(2) to appoint one or more Affiliates to act as custodian of all or any portion of the trust's assets and, in connection therewith, to cause such assets to be held in any jurisdiction by or in the name of any nominee of the trustee or an Affiliate;

(3) to engage one or more Affiliates to provide trust administration or recordkeeping services for the trust;

(4) to use, engage or hire any Affiliates as broker, dealer, principal or agent in the purchase or sale of stocks, bonds or other securities or property for the account of the trust;

(5) to purchase from or sell to any Affiliate any stock, bonds or other securities or property and to engage in agency cross transactions with any Affiliate, in each case at such price and upon such terms as the trustee and such Affiliate may deem advisable;

(6) to invest any funds in the trust in any stocks, bonds, or other securities or property, real or personal, or whatsoever kind or nature, which may be distributed, underwritten, managed or issued by or through an Affiliate, and from which an Affiliate may receive fees or other compensation;

(7) to make any investment or enter into any transaction which may directly or indirectly benefit any Affiliate or in which any Affiliate has an interest; and

(8) to grant proxies to any Affiliate or to exercise any voting or consent rights pertaining to any securities or other property held in the trust in a manner which may directly or indirectly benefit or advance the interests of any Affiliate.

(H)  Any provision hereof to the contrary notwithstanding, no individual in office as a trustee of any trust hereunder shall be authorized to exercise any discretionary powers in respect of such trust in such manner as would satisfy a personal legal obligation of such individual.

(I)  Any determination or any exercise or nonexercise of any election by the trustee of any trust hereunder shall be conclusive and binding on all persons having or claiming any interest in such trust,

and no trustee hereunder shall be liable for any act or omission, except for the willful misconduct or lack of good faith of such trustee.

ARTICLE IV

Other Provisions Concerning the Trustee

(A)  Any other provision hereof to the contrary notwithstanding, THE NORTHERN TRUST COMPANY, and any other corporation that shall be in office from time to time as trustee hereunder (a “Corporate Trustee”), shall be entitled, without notice to or consent by any beneficiary or court and without any disclosure otherwise required pursuant to applicable law, to receive compensation for its services hereunder in accordance with its schedule of fees published from time to time and in effect at the time such compensation shall be paid, including minimum fees and additional compensation as stated therein, and except as required by law, such compensation shall not be reduced by any compensation received by such Corporate Trustee (or any affiliate of such Corporate Trustee) for providing any of the additional services authorized herein or by applicable law.  It is recognized and acknowledged that such compensation may exceed the compensation for such services in effect from time to time under the laws of the State of Texas.  Any Corporate Trustee hereunder shall, furthermore, be entitled to reimbursement, from the trust estate hereunder, for all out‑of‑pocket expenses (including without limitation attorneys’ fees and disbursements) incurred in the discharge of its duties as trustee, which shall be in addition to any compensation it shall receive for its services as trustee as provided in the foregoing provisions of this Subdivision.

(B)  Each individual at any time in office as trustee of any trust hereunder shall receive such compensation, if any, as shall have been provided for in a written agreement between such individual and the person or persons who shall have appointed such individual as hereinafter provided, or in the absence of any such agreement, as shall be prescribed from time to time by the laws of the State of Texas (or such other jurisdiction as shall be the situs of such trust at the relevant time).

(C)  Any individual or corporation in office as a trustee of any trust hereunder may resign as trustee of such trust by instrument signed and acknowledged and delivered to any court with jurisdiction over such trust and may petition such court to appoint an individual or corporation as successor trustee of such trust; provided, however, that any such individual appointed as successor trustee of such trust shall not be (i) the Beneficiary, (ii) any individual related or subordinate to the Beneficiary (within the meaning of Section 672(c) of the Internal Revenue Code) or (iii) a current or former director, officer or manager of Exxon (or any affiliate of Exxon).

(D)  Any corporation that shall, by merger, consolidation, purchase or otherwise, succeed to all or substantially all the personal trust business of any corporation then in office as trustee of any trust hereunder, thereupon and without appointment, assignment or other action by anyone, succeed to office hereunder.

(E)  Any appointment made pursuant to the foregoing provisions of this Article shall take effect at such time and under such terms and conditions as shall be set forth in the instrument of appointment.  Unless any such appointment shall by its terms be irrevocable, such appointment may be revoked at any time prior to the date on which such appointment shall take effect.

(F)  To the fullest extent legally possible, each individual and corporation serving as trustee of each trust hereunder is hereby released from any obligation, in any jurisdiction, (i) to furnish any bond or other security, (ii) to file any inventory or to render any annual or other periodic accountings to any court, (iii) to obtain the approval of any court before applying, distributing, selling or otherwise dealing with any property or (iv) to serve any person under a disability with process in any proceeding if another person not under a disability shall be a party to such proceeding and shall have the same interest as the person under the disability.

(G)  A trustee shall render an account of trust receipts and disbursements and a statements of assets at least annually to each beneficiary then entitled to receive or receiving the income from the trust and, in addition, to any other beneficiary who is entitled to receive accounts under applicable state law.  Accounts shall not be provided to any other party unless the trustee is directed to do so in writing by a beneficiary entitled to receive an accounting.  An account is binding on each beneficiary who receives it and on all persons claiming by or through the beneficiary, and the trustee is released, as to all matters stated in the account or shown by it, unless the beneficiary commences a judicial proceeding to assert a claim within one year after the mailing or other delivery of the account.  Before distributing property to a beneficiary upon the termination of a trust or Share in whole or in part, the trustee shall have the right to require an approval of the trustee’s accounts, either by a written approval and release from the beneficiary or, if it cannot be obtained, by a judicial settlement of accounts.  The expenses of the judicial proceedings (including without limitation attorneys’ fees and disbursements) shall be paid from the beneficiary’s share of the trust or Share.

ARTICLE V

Irrevocability

(A)  This agreement and all trusts established hereunder shall be irrevocable.

(B)  Notwithstanding the foregoing, the trustee shall have the power without notice to or consent by any beneficiary or court, by separate writing filed with the trust records, to amend the administrative provisions of this trust, (1) in order to further the trust’s primary purpose as expressed in Article II hereof, (2) in order to comply with federal or state regulations and laws or (3) to facilitate the coordination of tax responsibilities between the trust and the Beneficiary.  The trustee’s exercise of this power and the provisions subject to such exercise shall be conclusive upon all persons interested in the trust.  The trustee may exercise this power from time to time, and may release this power in whole or in part, provided that the trustee shall not amend the trust in a manner that would alter any beneficial interest under the trust or change the investment restrictions contained in Subdivisions (A), (B) and (C) of Article III hereof while the Beneficiary is serving as an officer or employee of the United States.

ARTICLE VI

Trustee Liability

(A)  Each person acting as trustee shall be presumed to have acted within the scope of its authority, to have exercised reasonable care, diligence and prudence, and to have acted impartially as to all persons unless it is affirmatively shown that such person acted in a manner that constitutes willful misconduct.  Except as otherwise provided herein, each trustee shall be personally liable only for its own willful misconduct.  No trustee shall be liable for making any delegation with reasonable care.  The trustee shall have no duty to offer to the trust any business opportunities that become available to it, individually or in any other capacity.  The trustee shall not be liable for its reliance on (i) any apparently valid documents and certifications including, but not limited to, tax reports and other tax information provided to the trustee by any entity in which the trust holds an ownership interest and (ii) the opinions of counsel or any accountant or advisor to any trust.

(B)  Each person acting as trustee of any trust hereunder, or any officer, affiliate, director, employee or agent of a trustee (each such person, officer, affiliate, director, employee or agent, an “Indemnified Person”) shall be entitled to indemnification from such trust, to the fullest extent permitted by law, from and against any and all losses, claims, taxes, damages, reasonable expenses, and liabilities (including liabilities under state or federal securities or tax laws) of any kind and nature whatsoever (collectively, “Expenses”), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the creation, operation or termination of such trust, the execution, delivery or performance of this agreement or the transactions contemplated hereby, except as a result of the willful misconduct of such Indemnified Person.

(C)  This agreement is the result of negotiations among, and has been reviewed by counsel to, both the grantor and the trustee, and is the product of both such parties.  It is the intent of this agreement that every provision of this agreement shall be construed simply according to its fair meaning and not strictly for or against any party (notwithstanding any rule of law requiring an agreement to be strictly construed against the drafting party), it being understood that the grantor is a sophisticated party and has had adequate opportunity and means to retain counsel to represent the grantor’s interests and to otherwise negotiate the provisions of this agreement prior to the grantor voluntarily creating and funding the trust under this agreement.  This agreement shall not be construed for or against any party by reason of the authorship or alleged authorship of any provisions hereof and, specifically, shall not be construed against the trustee.  The general rule of construction for interpreting a contract, which provides that the provisions of a contract should be construed against the party preparing the contract, is hereby waived by any grantor making a contribution to a trust created under this agreement.  By contributing property to the trust created under this agreement, the grantor further agrees to all of the terms and conditions of this agreement including, without limitation, the provisions of this Subdivision.

ARTICLE VII

Governing Law

Subject to the provisions of paragraph (19) of Subdivision (A) of Article III hereof, each trust hereunder shall be administered, and the validity and effect of the provisions hereof shall be determined, in accordance with the laws of the State of Texas.

ARTICLE VIII

Prohibition of Assignments

Any provision hereof to the contrary notwithstanding, no interest either in income or in principal of any person who shall at any time have any beneficial interest in any trust hereunder shall be subject to pledge, assignment, sale or transfer in any manner, nor shall any such person have the power to anticipate, charge or encumber any such interest, nor shall any such interest be liable or subject in any manner while in the possession of the trustee for the debts, contracts, liabilities, engagements or torts of any such person.

ARTICLE IX

Definitions

Wherever used herein, except where the context shall clearly require otherwise:

                                                    (1) the term “property” shall include real, personal and mixed property, tangible or intangible, of any kind and wherever located, including securities and interests in any so‑called common trust funds;

                                                    (2) the term “security” or “securities” shall include bonds, mortgages, notes, obligations, warrants and stocks of any class, and such other evidences of indebtedness and certificates of interest as are usually referred to by the term “securities”;

                                                    (3) the terms “corporate” and “corporation” shall include and refer to a corporation, limited liability company, limited partnership and any other entity duly established under the laws of any jurisdiction;

                                                    (4) the term “charitable organization” shall mean and include only an organization:

(a) that is described in Sections 170(c), 2055(a) and 2522(a) of the Internal Revenue Code;

(b) that shall not, by any action or course of conduct, have so disqualified itself that any charitable deduction that (by reason of the nature of the purposes for which it was organized) would otherwise be available for Federal income, gift or estate tax purposes, in respect of property passing to such organization, would be disallowed; and

(c) that shall not have been created by, or affiliated with, Exxon, any affiliate of Exxon or the Beneficiary, and with respect to which Exxon, any affiliate of Exxon or the Beneficiary would at any relevant time be a “disqualified person” within the meaning of Section 4946 of the Internal Revenue Code;

                                                    (5) the term “trustee” or “trustees” shall mean, with respect to any trust, the trustee or trustees of that trust then in office;

                                                    (6) the term “Internal Revenue Code” shall mean the Internal Revenue Code of 1986, as amended, and reference to any section of the Internal Revenue Code shall refer to that section in effect at the date hereof or corresponding provisions of subsequent Federal tax law in effect at the relevant time;

                                                    (7) the terms “hereunder”, “hereby”, “herein” and “hereof” shall refer to this agreement, as a whole;

                                                    (8) words in either the masculine or the feminine form shall be deemed to include or relate to both males and females and, when appropriate, corporations or other entities; and

                                                    (9) words in either the singular or the plural number shall be deemed to include both the singular and the plural numbers.

IN WITNESS WHEREOF, the grantor and the trustee have signed this instrument under seal, as of the date first above written.

EXXON MOBIL CORPORATION, as grantor
by

Name:
Title:

THE NORTHERN TRUST COMPANY, as trustee
by

Name:
Title:

STATE OF ,	)
	)	ss.:
county of	)

On the       day of                                in the year 2017, before me, personally came                                                                                 , to me known, who, being by me duly sworn, did depose and say that s/he resides at                                                             ; that s/he is a                                                           of EXXON MOBIL CORPORATION, the corporation described in and which executed the above instrument; that he knows the seal of such corporation; that the seal affixed to such instrument is such corporate seal; that it was so affixed by authority of the board of directors of such corporation; and that he signed his name thereto by like authority.

Notary Public

[seal]

STATE OF ,	)
	)	ss.:
county of	)

On the       day of                                in the year 2017, before me, personally came                                                                                 , to me known, who, being by me duly sworn, did depose and say that s/he resides at                                                             ; that s/he is a                                                           of THE NORTHERN TRUST COMPANY, the corporation described in and which executed the above instrument; that he knows the seal of such corporation; that the seal affixed to such instrument is such corporate seal; that it was so affixed by authority of the board of directors of such corporation; and that he signed his name thereto by like authority.

Notary Public

[seal]

SCHEDULE A

Annexed to the Ethics‑Compliance Trust Agreement for the Benefit of Rex W. Tillerson dated as of                          , 2017, between
Exxon Mobil Corporation, as grantor, and The Northern Trust Company, as trustee

_____________________________________________ ($_________________) cash

SCHEDULE B

Annexed to the Ethics‑Compliance Trust Agreement for the benefit of Rex W. Tillerson dated as of                          , 2017, between
Exxon Mobil Corporation , as grantor, and The Northern Trust Company, as trustee

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